Exhibit 99.1
Jeffrey Buchanan EVP, CFO September, 2011 1

Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies, the opportunity for growth of the Company, the demand for the Company's products and services, anticipated sales and operating results, and the Company's financial and operational goals. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC. 2

Highlights

Smith&Wesson

- Handgun market leader
  - Diversified product portfolio
- Q1 FY2012:
  - Firearms revenue growth: 18%
  - Firearms unit growth 44% vs. market growth of 10.8% (Adjusted NICS)
- Diversifying revenue sources: Consumer, Professional, International
- Innovative products
  - Providing entry to new markets
  - Expanding addressable markets
- Healthy Balance Sheet
- Solid, experienced management team

An iconic, 159-year-old American brand

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Experienced Management Team



Michael Golden, President & CEO

30+ years: senior/executive management, sales, marketing, general management, brand management: Kohler, Stanley Works, Black and Decker, Procter & Gamble

Jeffrey Buchanan, EVP & CFO

30+ years: private and public company experience in financial management and law: CFO for publicly traded, global manufacturing company, law firm partner, public company board member

James Debney, President, Firearms

15+ years: multinational consumer and business-to-business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products

Barry Willingham, President, Security Solutions

18+ years: senior management, sales, marketing in physical security, safety, and construction: Hilti, Ameristar Fence

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Our Vision 5 Smith & Wesson: Giving the world the power to be independent and confident. Safety Security Protection Sport Leveraging our brand heritage to provide innovative and reliable products in the markets of safety, security, protection, and sport.

A Transformation 6 2005 2011 An iconic, 159-year-old American brand An iconic, 159-year-old American brand FY2011 Revenues: $392M

Key Success Factor: Innovative New Products 7 Product Consumer Law Enforcement Government / Military International Market M&P Polymer Pistols M&P Tactical Rifles Hunting Rifles M&P4 - Tactical Rifles 2006 2006 2006 2006 2006 2006 2006 2006 2007 - - - - 2009 2009 2009 BODYGUARDS(r) Revolvers & Pistols 2010 - - - The Governor 2011 - - - GRAB(r) Barrier SW1900 Wedge Barrier 2011 2011 2003 2003 - - - -

Firearms Growth Drivers

Smith&Wesson

- ✓ Consumer Market: Q1 revenue growth 19%
  - Concealed Carry, Personal Protection
  - Further Market Penetration: A Leader Gaining Share
  - Robust New Product Pipeline: Governor, Bodyguards
  - Halo Effect from Law Enforcement, Military Adoption

- ✓ Professional Market: Q1 revenue growth 17%
  - ✓ Law Enforcement - sidearm replacements, upgrades
  - ✓ Federal Government – agencies can purchase on ATF Contract
  - ✓ Military – M9 pistol replacement & M4 bolt carrier assembly opportunities

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Consumer Market Q1 Revenue Growth 19%Q1 Unit Sales Growth 44%Q1 Pistol Unit Sales Growth 60% 9

National Shooting Sports Foundation (NSSF) adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases, in order to provide a more accurate picture of market conditions. Adjusted NICS Checks Reflects strength in consumer market for firearms (CHART)

Personal Protection: BODYGUARD®

Smith&Wesson




BODYGUARD 380

Designed for concealed carry, the Smith & Wesson BODYGUARD 38 and 380 are uniquely engineered as the most state-of-the-art, concealable, and accurate personal protection possible. Lightweight, simple to use and, featuring integrated laser sights – nothing protects like a BODYGUARD.

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Personal Protection: Governor(r) New. Versatile. Lightweight. Designed for home protection, the Smith & Wesson Governor revolver puts six rounds of customizable response under your control. Load with .410 shotgun shells, .45 ACP, or .45 Long Colt - alone or in combination - and hit your target in every situation. Now that's confidence. 12

Rifles - Hunting & Modern Sporting M&P15 Sport(tm) - Versatile, modular, and an exceptional value, the M&P15 Sport is a perfect choice for the tactical rifle enthusiast.The Venture(tm) - A bolt action rifle that delivers renowned Thompson/Center accuracy and quality, multiple finishes, and 16 calibers, all for under $500. 13

Professional Market Law Enforcement / Federal GovernmentInternationalMilitary 14

Professional Products: Law Enforcement The M&P Series now includes rifles, full-size pistols, compact pistols, and revolvers - designed with input from today's military and police that addresses their evolving needs. The M&P Series answers the need for reliable, durable, accurate, versatile, safe, and high-performing firearms. 15

International Internationally recognized brand nameFocus solely on large ordersCurrent examples: Australia, Taiwan, Belgium, UK 16

Military: Two Opportunities

Smith&Wesson

- RFP for bolt carrier assembly for M4 carbine:
  - Lower cost approach for military to upgrade existing rifle in field
  - S&W proposal submitted
  - 500,000 units
- M9 pistol replacement:
  - Seeking higher caliber than Beretta currently in use
  - Program funded but not yet active
  - Solicitation process may begin October 1st
  - Halo potential in consumer market



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18 Smith & Wesson = Security & Protection Formerly:

Products & Markets

Smith&Wesson



✓ Federal Government and Corporate Clients

- Proprietary GRAB® barriers
- New wedge barriers
- Broad product portfolio
- Military base security system upgrades
- CFAT's regulations in commercial market

Wedge Barriers



GRAB® Barriers



Parts & Accessories



ODDS & Electronic Monitoring



Canopies and Prefab Buildings



EMB™



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SWSS: Proprietary GRAB(r) System Certified and field proven reduced risk vehicle barrier systemCan be activated in 1.5 secondsCost effective: Able to span multiple traffic lanesRe-useable after impactAll electric operationLow cost of ownershipPatent protected 20

SWSS: SW1900 Wedge Barrier

Smith&Wesson

- ✓ Successfully passed certification testing to ASTM M50 standards
- ✓ "Zero Penetration" - Vehicle does not pass vertical plane of barrier
- ✓ Ground-up design – Enhancements over traditional wedge barriers
- ✓ Available in hydraulic and electro-mechanical versions
- ✓ Utilizes noise-dampening technology
- ✓ Well suited for sensitive applications


07/18/11
12:15:29
RATE (fps)
LOW: 50
EXP (usec)
TRIG
PLAYING
FRAME 196
Kodak CR2000 Imager COLOR - REV 1.0 -

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SWHC: Financial Highlights 22 Fiscal Year April 30 Revenues Financial Highlights: Q1FY12:Total Revenue $99.2M (+4.5%)Firearm Revenue $91.7M (+18.0%)Firearm Backlog $148.8M (+99.0%)Gross Profit Margin 28.4%Working capital $82.2MCash $37.7M *FY2012 Estimate

Future Focus

Smith & Wesson

- ✓ Protect and grow core firearm business
  - ✓ Consumer is at the core
- ✓ Resolve firearm capacity constraints
  - ✓ Expand manufacturing capacity – intelligently
- ✓ Reduce expenses on a company-wide basis
  - ✓ Security Solutions targeting breakeven by FY12 year end
- ✓ Maintain robust new product pipeline

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24 NASDAQ Global Select: SWHC